Execution Version

Exhibit 10.1

AMENDMENT NO. 13 TO
RECEIVABLES LOAN AGREEMENT

This AMENDMENT NO. 13 TO RECEIVABLES LOAN AGREEMENT (this “Amendment”), effective as of January 17, 2020 (the “Effective Date”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), HILTON RESORTS CORPORATION, a Delaware corporation (the “Seller”), the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders, BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Intermediary and Paying Agent.  Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank, National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendment to the Receivables Loan Agreement.  Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Receivables Loan Agreement is hereby amended as follows:

1.1Section 7.01(s) is hereby amended and restated in its entirety as follows:

“(s)for any Distribution Date:

(i)	occurring in August 2019 or prior thereto, the Average Delinquency Ratio exceeds 3.50%; or
(ii)	occurring in January 2020, the Average Delinquency Ratio exceeds 4.75%; or
(iii)	occurring in February 2020, the Average Delinquency Ratio exceeds 4.00%; or

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(iv)	occurring in March 2020 or thereafter, the Average Delinquency Ratio exceeds 3.50%; or
(v)	the Securitized Portfolio Three Month Rolling Average Delinquency Percentage exceeds 3.50%; or
(vi)	the Average Default Ratio or the Securitized Portfolio Three Month Rolling Average Default Percentage exceeds 1.0%; or
(vii)	occurring in September 2019, October 2019, November 2019, December 2019, January 2020 and February 2020, the Default Ratio exceeds 0.00%; or”

SECTION 2.  Conditions Precedent.  This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.

SECTION 3.  Representations, Warranties and Confirmations.  The Borrower hereby represents and warrants that:

3.1It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

3.2This Amendment has been duly and validly executed and delivered by it.

3.3This Amendment and the Receivables Loan Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

3.4Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

3.5Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

SECTION 4.  Delivery of Executed Amendment.  The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Servicer, the Paying Agent, the Backup Servicer and the Custodian promptly following the effectiveness hereof.

SECTION 5.  Entire Agreement.  The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

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SECTION 6.  Effectiveness of Amendment.  Except as expressly amended by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Receivables Loan Agreement and the other Facility Documents, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to “this Agreement” or “this Receivables Loan Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement as amended hereby, and each reference in any other Facility Document to the Receivables Loan Agreement or to any terms defined in the Receivables Loan Agreement which are modified hereby shall mean and be references to the Receivables Loan Agreement or to such terms as modified hereby.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.  Binding Effect.  This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 9.  Headings.  The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 10.  Novation.  This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12.  Fees, Costs and Expenses.  The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,
as Borrower

By:	/s/ Charles Corbin
Name:	Charles Corbin
Title:	Executive Vice President, Chief Legal Officer, Chief
Development Officer and Secretary

HILTON RESORTS CORPORATION,
as Seller

By:	/s/ Dan Mathewes
Name:	Dan Mathewes
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, N.A.
as a Committed Lender and a Managing Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH
as a Committed Lender and a Managing Agent

By:	/s/ Robert Sannicandro
Name:	Robert Sannicandro
Title:	Managing Director

By:	/s/ Kai Ang
Name:	Kai Ang
Title:	Director

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

BARCLAYS BANK PLC.
as a Committed Lender and a Managing Agent

By:	/s/ Chin-Yong Choe
Name:	Chin Yong Choe
Title:	Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin Yong Choe
Title:	Director

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Lender and a Managing Agent

By:	/s/ Leigh Poltrack
Name:	Leigh Poltrack
Title:	Vice President

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

TRUIST BANK, successor by merger to SunTrust Bank,
as a Committed Lender and a Managing Agent

By:	/s/ Emily Shields
Name:	Emily Shields
Title:	First Vice President

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

Acknowledged and agreed:

GRAND VACATIONS SERVICES LLC,
as Servicer

By:	/s/ Mark Laurent
Name:	Mark Laurent
Title:	Vice President

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Paying Agent and Securities Intermediary

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Backup Servicer and Custodian

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

[Signature Page to Amendment No. 13 to Receivables Loan Agreement]